BRIGHTHOUSE FUNDS TRUST II	SUMMARY PROSPECTUS April 30, 2018 As Amended and Restated March 14, 2019

Brighthouse/Artisan Mid Cap Value Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio (including the documents listed below) online at www.brighthousefinancial.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@brighthousefinancial.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated April 30, 2018, as supplemented from time to time, and the Portfolio’s financial statements for the year ended December 31, 2017, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2017, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

Investment Objective

Long-term capital growth.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.82%	0.82%	0.82%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.03%	0.03%	0.03%

Total Annual Portfolio Operating Expenses	0.85%	1.10%	1.00%
Fee Waiver *	(0.05%)	(0.05%)	(0.05%)

Net Operating Expenses	0.80%	1.05%	0.95%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2018 through April 30, 2019, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% of the first $500 million of the Portfolio’s average daily net assets, 0.77% of the next $500 million, 0.72% of amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$82	$267	$468	$1,048
Class B	$108	$347	$604	$1,341
Class E	$97	$315	$550	$1,225

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

Artisan Partners Limited Partnership (“Artisan Partners” or “Subadviser”), subadviser to the Portfolio, invests at least 80% of the Portfolio’s net assets in the common stocks of medium-sized companies. Artisan Partners defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap Index and less than three times the weighted average market capitalization of companies in that Index. As long as an investment continues to meet the Portfolio’s other investment criteria, Artisan Partners may choose to hold a stock even if the company’s market capitalization grows or falls outside these parameters. Artisan Partners will generally not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalization of companies in the Russell Midcap Index as of the most recent calendar year end. As of December 31, 2017, the range of the market capitalization of companies in the Russell Midcap Index was between $393.0 million and $36.7 billion and the weighted average market capitalization of companies in that Index was approximately $14.8 billion. The Portfolio invests primarily in U.S. companies.

Stock Selection

Artisan Partners employs a fundamental investment process in an attempt to construct a diversified portfolio of securities issued by medium-sized U.S. companies with the following attributes for long-term success:

∎

Attractive valuation.    Artisan Partners values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that Artisan Partners believes would be reasonable. Artisan Partners generally will purchase a security if the stock price falls below or toward the lower end of that range.

∎	Sound financial condition. Artisan Partners seeks companies with a level of debt Artisan Partners deems appropriate and that have a positive cash flow.

∎	Attractive business economics. Artisan Partners favors cash-producing businesses capable of earning returns on capital Artisan Partners finds acceptable over the company’s business cycle.

Artisan Partners often finds investment opportunities in:

∎	Turnarounds. These are companies with recent poor results due to company-specific and/or industry-wide conditions that Artisan Partners believes will not continue indefinitely.

∎

Companies in transition.    Artisan Partners attempts to identify ahead of the market those companies whose stock prices may soon rise due to new management, new products or a cyclical uptrend in an industry.

∎

Companies with hidden assets.    Undervalued real estate, unrecognized business lines and other “hidden” assets may not be given enough credit by investors, providing investment opportunities for Artisan Partners.

∎	Unrecognized companies. A company that is little-known or lacking a following among investors may be selected for the Portfolio if Artisan Partners considers the company undervalued.

∎	Companies with earnings shortfalls. Artisan Partners may consider a company whose reduced earnings have caused the company’s stock price to drop if Artisan Partners expects those earnings to improve.

The Portfolio’s cash position is affected by cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Portfolio’s investment criteria. As a result of this emphasis on valuation, the Portfolio may at times hold more than 5%, but generally not more than 10%, of its total assets in cash.

The Portfolio may sell a security when Artisan Partners thinks the security is too expensive compared to Artisan Partners’ estimate of the company’s intrinsic value, when changing circumstances affect the original reasons for Artisan Partners’ purchase of the security, when the company’s fundamentals have deteriorated, or when more attractive alternatives are identified.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment.

Brighthouse/Artisan Mid Cap Value Portfolio

The Portfolio may outperform or underperform other funds that employ a different investment style.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective May 1, 2009, Artisan Partners became the subadviser. Investment performance prior to that date is attributable to the Portfolio’s former subadviser, using principal investment strategies that differed from those described above.

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	3rd – 2009	17.15%
Lowest Quarter	4th – 2008	-29.46%

Average Annual Total Return as of December 31, 2017

	1 Year	5 Years	10 Years
Class A	12.82%	11.87%	6.29%
Class B	12.54%	11.59%	6.02%
Class E	12.65%	11.71%	6.13%
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)	13.34%	14.68%	9.10%

Management

Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.

Subadviser.    Artisan Partners Limited Partnership is the subadviser to the Portfolio.

Portfolio Managers.    James C. Kieffer, a Managing Director of Artisan Partners, has co-managed the Portfolio since 2009. Thomas A. Reynolds IV, a Managing Director of Artisan Partners, has co-managed the Portfolio since 2017. Daniel L. Kane has co-managed the Portfolio since 2013. Craig Inman has co-managed the Portfolio since February 2019.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Brighthouse/Artisan Mid Cap Value Portfolio

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